UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 15, 2013

LNB BANCORP, INC.
(Exact name of registrant as specified in its charter)
Ohio	0-13203	34-1406303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
457 Broadway, Lorain, Ohio	44052-1769
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

The Audit and Finance Committee of the Board of Directors of LNB Bancorp, Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  On November 15, 2013, the Audit and Finance Committee appointed Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and dismissed Plante & Moran, PLLC (“Plante Moran”) as the independent registered public accounting firm of the Company. Plante Moran had served as the Company’s independent registered public accounting firm since 2006. Plante Moran’s dismissal will become final upon completion of its procedures and issuance of its reports on the Company’s financial statements as of and for the fiscal year ending December 31, 2013 and completion of the Company’s Annual Report on Form 10-K for the year ending December 31, 2013.

During the years ended December 31, 2012 and 2011, and subsequent interim period through November 15, 2013, the Company did not consult Crowe Horwath regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Crowe Horwath concluded was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

The audit reports of Plante Moran on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2012 and 2011, and subsequent interim period through November 15, 2013, there were no: (i) disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Plante Moran with a copy of the disclosures the Company is making in this Current Report on Form 8-K and requested from Plante Moran a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Plante Moran’s letter dated November 19, 2013 is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

16.1	Letter from Plante & Moran, PLLC, dated November 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

(Registrant)

Date:	November 21, 2013	By:	/s/ Gary J. Elek
Gary J. Elek
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Plante & Moran, PLLC, dated November 19, 2013.